CONSULTING AGREEMENT



           THIS CONSULTING AGREEMENT ("Agreement"), effective as of February 20, 1997 and expiring on February 20, 1998, by and between XCL Ltd., a Delaware corporation., with offices at 110 Rue Jean Lafitte, Lafayette, Louisiana 70508 (hereinafter the "Company") and Patrick B. Collins, 14018 Taylorcrest, Houston, Texas 77079 (hereinafter "Consultant").

                      W I T N E S S E T H:

           WHEREAS, Consultant has substantial experience and ability in financial reporting and oil and gas accounting; and

           WHEREAS, the Company desires to retain and secure  for
itself  the experience and ability of Consultant for the  purpose
of   assisting   the   Company  with  its   financial   reporting
requirements; and

           WHEREAS, the Company and Consultant desire to enter into a consulting agreement to set forth this proposed consulting relationship;

           NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                            ARTICLE I

          Rights and Duties Under Consulting Agreement

           1.1 Term of Agreement and Duties. The Company and Consultant agree that for the period commencing February 20, 1997 and terminating February 20, 1998, Consultant shall perform consulting services for the Company with regard to the financial reporting obligations of the Company, including oil and gas accounting matters, review of 1996 financial statements, presentation of financial statements, projections and footnotes thereto in any debt and equity offering memoranda of the Company, and preparation or review of 1997 financial statements.

            1.2       A.       Compensation.      For  consulting
services performed by Consultant during the term of this Agreement, the Company shall pay Consultant by the issuance of 400,000 shares of Common Stock and warrants to purchase 200,000 shares of Common Stock of the Company at an exercise price of $0.25 per share, exercisable for a five-year period.

                  B. Restricted Securities. Consultant acknowledges that the Common Stock and stock purchase warrants, and the shares of Common Stock issuable upon exercise thereof, (hereinafter collectively referred to as the "Securities"), being delivered pursuant to Section 1.2 of this Agreement, are being issued (i) without registration under the Securities Act of 1933, as amended (the "Act"), or any other securities laws; no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement of an investment in the Securities, and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act; (ii) to you for your own account, for investment and not with any present intention to distribute or resell, directly or indirectly, all or any portion of the interest therein; (iii) you warrant and represent that you are financially able to bear the economic risk associated with these Securities for an indefinite period of time with no assurance of any return thereon; (iv) you warrant and represent that you have the requisite knowledge and experience in financial matters, and you have had access to all information regarding the Company and the Securities which you have requested, to enable you to evaluate the merits and risks associated with the Securities; (v) you warrant and represent that, in making your investment decision with respect to the Securities, you have reviewed the Company's latest Annual Report on form 10-K and Quarterly Report on Form 10-Q and that you have solely relied upon your own investigation of the Company and its affairs, it being understood that the Company makes no representations and warranties with respect to the Securities or the Company, it business affairs, financial condition or prospects; and (vi) acknowledge that; the Securities may not be sold or offered for sale in the absence of an effective registration statement for the Securities under the Act, or an opinion of counsel acceptable to the Company to the effect that such registration is not required; the certificate(s) evidencing the Securities may be imprinted with a suitable restrictive legend substantially to such effect that the Company is under no obligation to take any steps to register the Securities under the Act or otherwise cause the Securities to become freely transferable (including, without limitation, to make the provisions of Rule 144 available for any resales of the Securities under such Rule).

           1.3 Reimbursement of Expenses. The Company shall reimburse Consultant for all reasonable and necessary travel, or other related out-of-pocket expenses actually incurred by it during the term of this Agreement in carrying out its duties and responsibilities hereunder.

           1.4      Time Requirements under Consulting Agreement.
Subject to the foregoing, Consultant agrees to provide the time necessary for the performance of its consulting hereunder.

           1.5      Place of Performance of Consulting  Services.
Consultant shall perform its services hereunder in Lafayette, Louisiana; Houston, Texas; and/or such other places as the Company may direct.

            1.6 Indemnification. The Company shall indemnify Consultant for all liabilities in connection with any proceeding arising from services performed pursuant to this Agreement, other than liability arising from the Consultants gross negligence or willful misconduct.

            1.7 Confidentiality of Company's Business. Consultant acknowledges that the Company's business is highly competitive and that the Company's books, records and documents, the Company's technical information concerning its products, equipment, services and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning the Company's customers and business affiliates, all comprise confidential business information and trade secrets of the Company and are valuable, special, and unique proprietary assets of the Company ("Confidential Information"). Consultant further acknowledges that protection of Company's Confidential Information against unauthorized disclosure and use is of critical importance to the company in maintaining its competitive position. Accordingly, Consulting hereby agrees that he will not, at any time during or after the term of this Agreement, make any disclosure of any Confidential Information, or make any use thereof, except for the benefit of, and on behalf of, the Company. However, the Consultant's obligation under this Section 1.7 shall not extend to information which is or becomes part of the public domain or is available to the public by publication or otherwise than through the Consultant. The provisions of this Section 1.7 shall survive the termination of this Agreement. Money damages would not be sufficient remedy for breach of this Section 1.7 by Consultant, and the Company shall be entitled to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies for a breach of this
Section 1.7 by the Consultant, but shall be in addition to all remedies available at law or in equity to the Company including the recovery of damages from the Consultant. For the purposes of this paragraph, the term Company shall also include affiliates of the Company.

          1.8 Conflict of Interest. Consultant agrees to use his best efforts, skill and abilities so long as Consultant's Services are retained hereunder to promote the best interest of Company and its business. As part of the consideration for the compensation to be paid to Consultant hereunder, and as an
additional  incentive  for  the  Company  to  enter   into   this
Agreement,  Company  and Consultant agree to  the  noncompetitive provisions of this Section 1.8. During the term of this Agreement, Consultant agrees that, unless prior written approval of the President of the Company is obtained, Consultant will not directly or indirectly for himself or for others:

          (i) consult, advise, counsel or otherwise assist any customer, supplier, or direct competitor of the Company or any affiliate which, in any manner, would have, or is likely to have, an adverse effect upon the Company or any affiliate; or

          (ii) consult, advise, counsel or otherwise assist any Federal or State regulatory agency on any matter or in a regulatory proceeding which, in any manner, would have, or is likely to have, an adverse effect upon the Company or any affiliate;

      Consultant understands that the foregoing restrictions may limit Consultant's ability to engage in a business similar to the Company's business during the period provided for above, but acknowledges that Consultant will receive sufficiently high remuneration and other benefits from the Company hereunder to justify such restrictions. The Company shall be entitled to enforce the provisions of this Section 1.8 by resorting to appropriate legal and equitable action.

      It is expressly understood and agreed that the Company and Consultant consider the restrictions contained in this Section
1.8 to be reasonable and necessary for the purposes of preserving and protecting the goodwill and Confidential Information and proprietary information of the Company. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or over broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

          1.9     Independent Contractor:

          (i) The parties hereby agree that the services rendered by Consultant in the fulfillment of the terms and obligations of this Agreement shall be as an independent contractor and not as an employee, and with respect thereto, Consultant is not entitled to the benefits provided by the Company to its employees including, but not limited to, group insurance and participation in the Company's employee benefit and pension plan. Further, Consultant is not an agent, partner, or joint venture of the Company. Consultant shall not represent himself to third persons to be other than an independent contractor of the Company, nor shall he permit himself to offer or offer or agree to incur or assume any obligations or commitments in the name of the Company or for the Company without the prior written consent and authorization of the Company. Consultant warrants that the services to be provided hereunder will not cause of conflict with any other duties or obligations of Consultant to third parties. Consultant shall not subcontract or assign any of the work to be performed hereunder without obtaining the prior written consent of the Company, provided, however, nothing contained herein shall prohibit Consultant from incorporating and rendering services hereunder as a corporation.

          (ii) Consultant shall be responsible for payment of all taxes including Federal, State and local taxes arising out of the Consultant's activities under this Agreement, including by way of illustration but not limitation, Federal and State income tax, Social Security tax, Unemployment Insurance taxes, and any other taxes or business license fees as required.

                           ARTICLE II

                          Miscellaneous

           2.1 Succession. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and upon Consultant. Consultant shall be prohibited from assigning this Agreement without prior written approval of the Company.

           2.2 Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company in writing and personally delivered or mailed by certified mail to its office at the address set forth above. Any notice to be given to Consultant hereunder shall be sufficient if addressed to it in writing and personally delivered or mailed by certified mail to its address set forth above. Either party may, by notice as aforesaid, designate a different address for the receipt of notice.

           2.3      Amendment.      This  Agreement  may  not  be
amended or supplemented in any respect, except by a subsequent written instrument entered into by both parties hereto.

          2.5 Severability. In the event any provision of this Agreement shall be held to be illegal, invalid or unenforceable for any reasons, the illegality, invalidity, or unenforceablity thereof shall not affect the remaining provisions hereof, but such illegal, invalid, or unenforceable provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

           2.6      Headings.      The  titles  and  headings  of
Articles and Sections are included for convenience of reference only and are not to be considered in connection with the construction or enforcement of the provisions hereof.

           2.7      Governing  Law.     This Agreement  shall  be
governed in all respects by the laws of the State of Delaware.

           IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the 20th day of February, 1997.

                                   XCL LTD.


                                   By:___________________________
                                   Name:_________________________
                                  Title:_________________________

                                   ______________________________
                                   PATRICK B. COLLINS